Exhibit 10.4.9

TRANSCANADA’S COPY

Execution Version

PORTLAND NATURAL GAS TRANSMISSION SYSTEM

NINTH AMENDMENT TO AMENDED AND

RESTATED PARTNERSHIP AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT (this “Ninth Amendment”) is entered into as of the 3rd day of December, 2003, by and among TCPL Portland Inc., a Delaware corporation (“TCPL Portland”) and Northern New England Investment Company, Inc., a Vermont corporation, (“NNEIC”)

WHEREAS, TCPL Portland and NNEIC currently constitute all of the partners (the “Current Partners”) in Portland Natural Gas Transmission System, a Maine general partnership, (the “Partnership”) and are the remaining parties to the Portland Natural Gas Transmission System Amended and Restated Partnership Agreement dated as of March 1, 1996, as amended by the First Amendment thereto, dated as of May 23, 1996, the Second Amendment thereto, dated as of October 23, 1996, the Third Amendment thereto, dated as of March 17, 1998, the Fourth Amendment thereto, dated as of March 31, 1998, the Fifth Amendment thereto, dated as of September 30, 1998, the Sixth Amendment thereto, dated as of June 4, 1999, the Seventh Amendment thereto, dated as of June 28, 2001, and the Eighth Amendment thereto, dated as of September 29, 2003 (as amended, the “Partnership Agreement”); and

WHEREAS, effective as of September 30, 2003 (the “Effective Date”), El Paso Energy Portland Corporation, a Delaware corporation, (“El Paso Portland”) assigned and transferred 61.71% of its total 29.64% Percentage Interest, constituting 18.29% of the Percentage Interest in the Partnership to TCPL Portland pursuant to an Agreement for Purchase of Partnership Interest and an Assignment and Assumption Agreement (herein collectively referred to as the “TCPL Purchase Agreements”); and

WHEREAS, effective as of the Effective Date, El Paso Portland assigned and transferred 38.29% of its 29.64% Percentage Interest, constituting 11.35% of the Percentage Interest in the Partnership, to NNEIC pursuant to an Agreement for Purchase of Partnership Interest and an Assignment and Assumption Agreement (herein collectively referred to as the “NNEIC Purchase Agreements”); and

WHEREAS, pursuant to a Unanimous Written Consent of the Management Committee of Portland Natural Gas Transmission System dated as of November 19, 2003, the Management Committee, among other things, unanimously approved the assignment and transfer by El Paso Portland of its Percentage Interest to TCPL Portland and NNEIC as set above; and

WHEREAS, the Current Partners wish to amend the Partnership Agreement to reflect the foregoing transactions and events.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, it is agreed as follows:

1.                                      Definitions. Capitalized terms used but not defined in this Ninth Amendment (including in the recitals above) shall have the meanings assigned to such terms in the Partnership Agreement.

2.                                      Revised Percentage Interests. The Current Partners agree that, as of the Effective Date, the Partnership Agreement is hereby amended by substituting Schedule A attached hereto for the same schedule currently attached to the Partnership Agreement

3.                                      Allocation of Profits, Losses and Distributions. The Current Partners herein waive the provisions of Section 9.6 and Section 9.7 of the Partnership Agreement to the extent necessary to give effect to the transfers and assignments contemplated in the TCPL Purchase Agreements and the NNEIC Purchase Agreements.

4.                                      Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto, and their permitted successors and assigns.

5.                                      Counterparts. This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures of the parties appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed and attested by their duly authorized representatives effective as of the date first set forth above.

TCPL PORTLAND INC.

By:	/s/ Ron Cook
RON COOK

Title:	VICE PRESIDENT - TAXATION	Law	/s/ [ILLEGIBLE]

By:	/s/ Craig Frew
Craig Frew

Title:	President

NORTHERN NEW ENGLAND INVESTMENT COMPANY, INC.

By:	/s/ [ILLEGIBLE]

Title:	Director NNEIC

SCHEDULE A

NINTH AMENDMENT TO AMENDED AND

RESTATED PARTNERSHIP AGREEMENT

Partners	New Percentage Interests
TCPL Portland Inc.	61.71%
Northern New England Investment Company, Inc.	38.29%
Total	100%